Exhibit 99.3

Income Statement	2

Cash Flow Statement	3

Balance Sheet	4

Production by Asset	5

Capital & Well Activity by Asset	6

Realized Price by Asset	7

Per-Unit Field-Level Cash Margin by Asset	8

Non-GAAP Core Earnings	9

Non-GAAP EBITDAX, Net Debt and Free Cash Flow	10

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Upstream revenues (1)	$1,147	$1,191	$463	$2,603	$934
Marketing revenues	700	730	765	1,114	1,222

Total revenues	1,847	1,921	1,228	3,717	2,156

Production expenses (2)	368	371	365	402	417
Exploration expenses	18	7	4	24	22
Marketing expenses	684	713	750	1,105	1,201
Depreciation, depletion and amortization	402	394	380	339	342
Asset impairments	—	—	—	—	2
Asset dispositions	(2)	(1)	(44)	(268)	(6)
General and administrative expenses	107	114	135	136	128
Financing costs, net	60	66	60	59	68
Restructuring and transaction costs	10	12	51	6	6
Other expenses	6	8	(17)	31	(9)

Total expenses	1,653	1,684	1,684	1,834	2,171

Earnings (loss) from continuing operations before income taxes	194	237	(456)	1,883	(15)
Income tax expense (benefit)	55	71	(110)	441	(171)

Net earnings (loss) from continuing operations	139	166	(346)	1,442	156
Net earnings (loss) from discontinued operations, net of income taxes	(30)	329	29	(293)	2,407

Net earnings (loss)	109	495	(317)	1,149	2,563
Net earnings attributable to noncontrolling interests	—	—	—	—	26

Net earnings (loss) attributable to Devon	$109	$495	$(317)	$1,149	$2,537

Basic net earnings (loss) per share:
Basic earnings (loss) from continuing operations per share	$0.35	$0.40	$(0.81)	$3.14	$0.32
Basic earnings (loss) from discontinued operations per share	(0.08)	0.80	0.07	(0.64)	4.85

Basic net earnings (loss) per share	$0.27	$1.20	$(0.74)	$2.50	$5.17

Diluted net earnings (loss) per share:
Diluted earnings (loss) from continuing operations per share	$0.35	$0.40	$(0.81)	$3.12	$0.32
Diluted earnings (loss) from discontinued operations per share	(0.08)	0.79	0.07	(0.64)	4.82

Diluted net earnings (loss) per share	$0.27	$1.19	$(0.74)	$2.48	$5.14

Weighted average common shares outstanding:
Basic	397	415	434	459	491
Diluted	399	417	434	462	494

(1) UPSTREAM REVENUES

(in millions)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$1,020	$1,051	$1,068	$1,170	$1,310
Derivative cash settlements	71	23	34	(16)	(175)
Derivative valuation changes	56	117	(639)	1,449	(201)

Upstream revenues	$1,147	$1,191	$463	$2,603	$934

(2) PRODUCTION EXPENSES

(in millions)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$138	$133	$132	$147	$142
Gathering, processing & transportation	162	161	159	180	181
Production taxes	60	66	64	66	80
Property taxes	8	11	10	9	14

Production expenses	$368	$371	$365	$402	$417

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings (loss)	$109	$495	$(317)	$1,149	$2,563
Reconciliation of net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	30	(329)	(29)	293	(2,407)
Depreciation, depletion and amortization	402	394	380	339	342
Asset impairments	—	—	—	—	2
Leasehold impairments	13	1	1	19	14
Accretion on discounted liabilities	10	10	10	8	9
Total (gains) losses on commodity derivatives	(127)	(140)	605	(1,433)	376
Cash settlements on commodity derivatives	71	23	31	(16)	(175)
Gains on asset dispositions	(2)	(1)	(44)	(268)	(6)
Deferred income tax expense (benefit)	53	69	(107)	446	(145)
Share-based compensation	23	23	46	25	25
Other	2	2	(14)	3	43
Changes in assets and liabilities, net	13	(59)	(84)	(101)	(81)

Net cash from operating activities - continuing operations	597	488	478	464	560

Cash flows from investing activities:
Capital expenditures	(536)	(494)	(502)	(523)	(548)
Acquisitions of property and equipment	(5)	(13)	(10)	(20)	(19)
Divestitures of property and equipment	7	28	311	317	89

Net cash from investing activities - continuing operations	(534)	(479)	(201)	(226)	(478)

Cash flows from financing activities:
Repayments of long-term debt principal	—	—	(162)	(94)	(21)
Repurchases of common stock	(561)	(187)	(998)	(759)	(1,698)
Dividends paid on common stock	(35)	(37)	(34)	(37)	(38)
Shares exchanged for tax withholdings and other	(1)	(3)	(19)	(8)	(3)

Net cash from financing activities - continuing operations	(597)	(227)	(1,213)	(898)	(1,760)

Net change in cash, cash equivalents and restricted cash of continuing operations	(534)	(218)	(936)	(660)	(1,678)

Cash flows from discontinued operations:
Operating activities	(96)	135	(102)	78	293
Investing activities	7	2,544	(47)	(77)	2,900
Financing activities	(1,571)	—	(8)	—	71
Effect of exchange rate changes on cash	(3)	37	2	(16)	10

Net change in cash, cash equivalents and restricted cash of discontinued operations	(1,663)	2,716	(155)	(15)	3,274

Net change in cash, cash equivalents and restricted cash	(2,197)	2,498	(1,091)	(675)	1,596
Cash, cash equivalents and restricted cash at beginning of period	3,853	1,355	2,446	3,121	1,525

Cash, cash equivalents and restricted cash at end of period	$1,656	$3,853	$1,355	$2,446	$3,121

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,375	$3,470	$1,327	$2,414	$3,102
Cash restricted for discontinued operations	280	370	—	—	—
Restricted cash included in other current assets	1	13	28	32	19

Total cash, cash equivalents and restricted cash	$1,656	$3,853	$1,355	$2,446	$3,121

CONSOLIDATED BALANCE SHEETS

(in millions)	September 30,	December 31,
	2019	2018
Current assets:
Cash and cash equivalents	$1,375	$2,414
Cash restricted for discontinued operations	280	—
Accounts receivable	787	855
Current assets associated with discontinued operations	21	283
Other current assets	383	885

Total current assets	2,846	4,437
Oil and gas property and equipment, based on successful efforts accounting, net	9,122	8,982
Other property and equipment, net	1,055	1,044

Total property and equipment, net	10,177	10,026
Goodwill	841	841
Right-of-use assets	219	—
Other long-term assets	216	276
Long-term assets associated with discontinued operations	95	3,986

Total assets	$14,394	$19,566

Current liabilities:
Accounts payable	$513	$563
Revenues and royalties payable	700	832
Short-term debt	—	162
Current liabilities associated with discontinued operations	172	338
Other current liabilities	273	331

Total current liabilities	1,658	2,226

Long-term debt	4,295	4,292
Lease liabilities	244	—
Asset retirement obligations	526	606
Other long-term liabilities	431	442
Long-term liabilities associated with discontinued operations	175	2,285
Deferred income taxes	523	529
Stockholders’ equity:
Common stock	39	45
Additional paid-in capital	2,815	4,486
Retained earnings	3,812	3,650
Accumulated other comprehensive earnings (loss)	(116)	1,027
Treasury stock, at cost, 0.3 million and 1.0 million shares in 2019 and 2018, respectively	(8)	(22)

Total stockholders’ equity	6,542	9,186

Total liabilities and stockholders’ equity	$14,394	$19,566

Common shares outstanding	387	450

PRODUCTION TREND

	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	70	67	60	45	44
STACK	32	31	32	31	29
Powder River Basin	18	15	15	13	15
Eagle Ford	22	23	25	30	31
Other	6	6	6	6	5

New Devon	148	142	138	125	124
U.S. divest assets	3	3	4	8	9

Total - US	151	145	142	133	133

Natural gas liquids (MBbls/d)
Delaware Basin	28	27	23	18	19
STACK	37	40	35	37	40
Powder River Basin	2	2	2	2	2
Eagle Ford	11	12	12	15	15
Other	1	1	1	1	1

New Devon	79	82	73	73	77
U.S. divest assets	30	30	31	32	36

Total - US	109	112	104	105	113

Gas (MMcf/d)
Delaware Basin	167	158	146	127	103
STACK	317	313	333	343	337
Powder River Basin	28	22	18	20	18
Eagle Ford	75	81	83	95	84
Other	1	1	1	2	2

New Devon	588	575	581	587	544
U.S. divest assets	417	423	439	457	491

Total - US	1,005	998	1,020	1,044	1,035

Total oil equivalent (MBoe/d)
Delaware Basin	127	120	107	84	79
STACK	121	124	123	126	126
Powder River Basin	25	21	21	18	19
Eagle Ford	45	49	50	61	60
Other	7	7	7	6	7

New Devon	325	321	308	295	291
U.S. divest assets	103	103	108	116	127

Total - US	428	424	416	411	418

CAPITAL EXPENDITURES

(in millions)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$262	$235	$240	$253	$198
STACK	67	94	112	195	167
Powder River Basin	89	87	48	56	28
Eagle Ford	90	53	48	32	35
Other	11	9	9	6	12

New Devon upstream capital	519	478	457	542	440
Divest assets upstream capital - US	8	16	10	21	23

Total upstream capital	527	494	467	563	463
Land and other acquisitions	12	14	7	35	22
Other	29	22	7	7	7

Total capital	$568	$530	$481	$605	$492

GROSS OPERATED SPUDS

	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	38	23	39	31	25
STACK	4	16	18	17	26
Powder River Basin	14	17	9	12	6
Eagle Ford	18	31	12	5	15
Other	—	—	—	—	—

New Devon	74	87	78	65	72

GROSS OPERATED WELLS TIED-IN

	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	34	28	25	27	27
STACK	16	21	29	25	26
Powder River Basin	18	6	3	8	7
Eagle Ford	—	9	18	10	24
Other	—	—	—	—	—

New Devon	68	64	75	70	84

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	9,700’	7,500’	8,500’	8,800’	7,000’
STACK	9,600’	9,000’	9,000’	8,400’	9,800’
Powder River Basin	9,500’	9,500’	10,000’	9,500’	8,700’
Eagle Ford	N/A	6,000’	6,000’	6,500’	6,000’
Other	—	—	—	—	—

New Devon	9,600’	8,000’	8,000’	8,400’	7,700’

BENCHMARK PRICES

(average prices)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$56.34	$59.85	$54.88	$58.80	$69.60
Natural Gas ($/Mcf) - Henry Hub	$2.23	$2.64	$3.15	$3.65	$2.91
NGL ($/Bbl) - Mont Belvieu Blended	$16.18	$19.05	$22.94	$26.30	$33.05

REALIZED PRICES

	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$53.85	$55.54	$49.48	$49.04	$57.90
STACK	54.47	57.67	52.82	58.83	69.73
Powder River Basin	52.50	56.79	49.21	55.62	67.01
Eagle Ford	57.77	61.60	59.45	65.46	72.68
Other	54.57	56.12	48.77	48.09	53.78

New Devon	54.43	57.17	51.99	56.08	65.27
U.S. divest assets	52.33	52.71	46.21	50.65	58.53

Realized price without hedges	54.39	57.09	51.83	55.78	64.80
Cash settlements	2.17	(0.41)	3.63	0.79	(12.20)

Realized price, including cash settlements	$56.56	$56.68	$55.46	$56.57	$52.60

Natural gas liquids (Per Bbl)
Delaware Basin	$10.27	$13.77	$17.64	$21.24	$29.66
STACK	12.61	15.55	18.43	22.57	30.12
Powder River Basin	15.01	17.74	19.64	22.76	28.33
Eagle Ford	13.77	15.84	19.77	23.90	31.63
Other	12.79	9.80	11.94	16.26	26.12

New Devon	12.02	15.00	18.33	22.42	30.23
U.S. divest assets	12.25	14.22	19.38	21.54	28.23

Realized price without hedges	12.09	14.79	18.64	22.15	29.59
Cash settlements	1.84	1.03	0.48	0.18	(2.50)

Realized price, including cash settlements	$13.93	$15.82	$19.12	$22.33	$27.09

Gas (Per Mcf)
Delaware Basin	$0.90	$(0.05)	$1.84	$1.68	$1.81
STACK	1.54	1.74	2.76	2.94	2.12
Powder River Basin	1.96	2.16	2.92	3.85	2.63
Eagle Ford	2.26	2.56	3.39	3.82	2.89
Other	0.99	0.21	1.10	1.28	1.49

New Devon	1.47	1.37	2.62	2.84	2.20
U.S. divest assets	1.70	1.94	2.43	2.98	2.23

Realized price without hedges	1.56	1.61	2.53	2.90	2.21
Cash settlements	0.24	0.20	(0.17)	(0.28)	0.01

Realized price, including cash settlements	$1.80	$1.81	$2.36	$2.62	$2.22

Total oil equivalent (Per Boe)
Delaware Basin	$33.48	$33.94	$33.92	$33.30	$41.10
STACK	22.07	23.96	26.65	29.40	31.48
Powder River Basin	41.20	45.44	41.69	46.27	55.83
Eagle Ford	35.10	37.50	39.41	44.20	49.44
Other	46.41	47.43	42.03	41.53	48.40

New Devon	30.32	31.68	32.60	34.85	39.81
U.S. divest assets	12.02	13.37	17.10	20.95	20.89

Realized price without hedges	25.93	27.24	28.58	30.94	34.06
Cash settlements	1.80	0.60	0.93	(0.42)	(4.54)

Realized price, including cash settlements	$27.73	$27.84	$29.51	$30.52	$29.52

BENCHMARK PRICES

(average prices)	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$56.34	$59.85	$54.88	$58.80	$69.60
Natural Gas ($/Mcf) - Henry Hub	$2.23	$2.64	$3.15	$3.65	$2.91
NGL ($/Bbl) - Mont Belvieu Blended	$16.18	$19.05	$22.94	$26.30	$33.05

FIELD-LEVEL CASH MARGIN (per Boe)

	2019			2018
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$33.48	$33.94	$33.92	$33.30	$41.10
Lease operating expenses	(4.17)	(4.33)	(4.58)	(6.03)	(4.88)
Gathering, processing & transportation	(2.20)	(2.31)	(2.23)	(2.06)	(2.01)
Production & property taxes	(2.69)	(2.84)	(2.72)	(2.73)	(3.36)

Field-level cash margin	$24.42	$24.46	$24.39	$22.48	$30.85

STACK
Realized price	$22.07	$23.96	$26.65	$29.40	$31.48
Lease operating expenses	(2.08)	(1.84)	(1.87)	(1.84)	(2.16)
Gathering, processing & transportation	(5.05)	(5.10)	(5.18)	(4.62)	(5.05)
Production & property taxes	(0.86)	(1.25)	(1.33)	(1.30)	(1.71)

Field-level cash margin	$14.08	$15.77	$18.27	$21.64	$22.56

Powder River Basin
Realized price	$41.20	$45.44	$41.69	$46.27	$55.83
Lease operating expenses	(7.28)	(6.95)	(8.00)	(6.58)	(6.56)
Gathering, processing & transportation	(2.07)	(1.71)	(1.70)	(1.89)	(1.78)
Production & property taxes	(4.73)	(4.99)	(4.97)	(5.39)	(6.81)

Field-level cash margin	$27.12	$31.79	$27.02	$32.41	$40.68

Eagle Ford
Realized price	$35.10	$37.50	$39.41	$44.20	$49.44
Lease operating expenses	(3.20)	(2.85)	(2.81)	(2.69)	(2.34)
Gathering, processing & transportation	(5.93)	(5.59)	(5.84)	(5.72)	(4.92)
Production & property taxes	(1.95)	(2.43)	(2.23)	(2.44)	(2.72)

Field-level cash margin	$24.02	$26.63	$28.53	$33.35	$39.46

Other
Realized price	$46.41	$47.43	$42.03	$41.53	$48.40
Lease operating expenses	(15.06)	(20.34)	(17.05)	(17.29)	(17.07)
Gathering, processing & transportation	(0.29)	(0.09)	(0.31)	(0.22)	0.25
Production & property taxes	(3.30)	(4.33)	(3.28)	(3.73)	(4.17)

Field-level cash margin	$27.76	$22.67	$21.39	$20.29	$27.41

New Devon - Total
Realized price	$30.32	$31.68	$32.60	$34.85	$39.81
Lease operating expenses	(3.73)	(3.66)	(3.72)	(3.85)	(3.57)
Gathering, processing & transportation	(3.74)	(3.80)	(3.92)	(3.85)	(3.86)
Production & property taxes	(2.06)	(2.34)	(2.25)	(2.25)	(2.75)

Field-level cash margin	$20.79	$21.88	$22.71	$24.90	$29.63

NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third-quarter 2019 earnings.

(in millions, except per share amounts)	Quarter Ended September 30, 2019
	Before-tax	After-tax	Per Diluted Share
Continuing Operations
Net earnings (GAAP)	$194	$139	$0.35
Adjustments:
Asset dispositions	(2)	(1)	(0.00)
Asset and exploration impairments	14	11	0.03
Deferred tax asset valuation allowance	—	4	0.01
Fair value changes in financial instruments	(57)	(44)	(0.12)
Restructuring and transaction costs	10	8	0.02

Core earnings (Non-GAAP)	$159	$117	$0.29

Discontinued Operations
Net loss (GAAP)	$(43)	$(30)	$(0.08)
Adjustments:
Gain on sale of Canadian operations	(34)	(20)	(0.05)
Deferred tax asset valuation allowance	—	(4)	(0.01)
Early retirement of debt	58	45	0.11
Fair value changes in financial instruments and foreign currency and other	(6)	(9)	(0.01)
Restructuring and transaction costs	5	4	0.01

Core loss (Non-GAAP)	$(20)	$(14)	$(0.03)

Total
Net earnings (GAAP)	$151	$109	$0.27
Adjustments:
Continuing Operations	(35)	(22)	(0.06)
Discontinued Operations	23	16	0.05

Core earnings (Non-GAAP)	$139	$103	$0.26

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

(in millions)
	Q3’19	Q2’19	Q1’19	Q4’18	TTM	Q3’18	Q2’18	Q1’18
Net earnings (loss) (GAAP)	$109	$495	$(317)	$1,149	$1,436	$2,563	$(335)	$(153)
Net (earnings) loss from discontinued operations, net of tax	30	(329)	(29)	293	$(35)	(2,407)	(161)	(55)
Financing costs, net	60	66	60	59	245	68	64	389
Income tax expense (benefit)	55	71	(110)	441	457	(171)	13	(3)
Exploration expenses	18	7	4	24	53	22	62	21
Depreciation, depletion and amortization	402	394	380	339	1,515	342	342	305
Asset impairments	—	—	—	—	—	2	154	—
Asset dispositions	(2)	(1)	(44)	(268)	(315)	(6)	23	(12)
Share-based compensation	20	21	23	23	87	23	26	33
Derivative and financial instrument non-cash valuation changes	(57)	(117)	638	(1,447)	(983)	202	322	(15)
Restructuring and transaction costs	10	12	51	6	79	6	85	—
Accretion on discounted liabilities and other	7	8	(16)	30	29	(10)	6	(6)

EBITDAX (Non-GAAP)	$652	$627	$640	$649	$2,568	$634	$601	$504

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

(in millions)
	September 30, 2019	December 31, 2015
Total debt (GAAP)	$4,295	$13,032
Less:
Cash and cash equivalents	(1,375)	(2,310)
Cash restricted for discontinued operations	(280)	—

Net debt (Non-GAAP)	$2,640	$10,722

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures and acquisitions. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

(in millions)
Quarter Ended September 30, 2019
Total operating cash flow (GAAP)	$597
Less capital expenditures and acquisitions:
Capital expenditures	(536)
Acquisitions	(5)

Free cash flow (Non-GAAP)	$56

Devon Energy Fourth-Quarter 2019 Guidance

PRODUCTION GUIDANCE

	Quarter 4
	Low	High
Oil (MBbls/d)
New Devon	154	160
U.S. divest assets	2	3

Total	156	163

Natural gas liquids (MBbls/d)
New Devon	78	82
U.S. divest assets	26	30

Total	104	112

Gas (MMcf/d)
New Devon	570	620
U.S. divest assets	390	420

Total	960	1,040

Total oil equivalent (MBoe/d)
New Devon	327	345
U.S. divest assets	93	103

Total	420	448

PRICE REALIZATIONS GUIDANCE

	Quarter 4
	Low	High
Oil - % of WTI	90%	100%
NGL - realized price	$13	$16
Natural gas - % of Henry Hub	50%	70%

OTHER GUIDANCE ITEMS

	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$—	$—
LOE & GP&T per BOE	$7.35	$7.65
Production & Property Tax	$75	$85
Exploration expenses	$5	$15
Depreciation, depletion and amortization	$420	$460
General & administrative expenses	$105	$115
Financing costs, net	$60	$70
Other expenses	$10	$20
Current income tax rate	0%	5%
Deferred income tax rate	20%	25%

Total income tax rate	20%	30%

CAPITAL EXPENDITURES GUIDANCE

	Quarter 4
(in millions)	Low	High
New Devon Upstream capital	$375	$420
Divest assets upstream capital	5	10
Other	5	10

Total	$385	$440

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Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2019	35,600	$61.21	79,500	$54.06	$64.13
Q1-Q4 2020	7,238	$57.29	31,932	$51.85	$61.93
Q1-Q4 2021	493	$52.75	1,479	$48.48	$58.48

	Three-Way Price Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2019	5,000	$50.00	$63.00	$74.80

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2019	Midland Sweet	28,000	$(0.46)
Q4 2019	Argus LLS	7,500	$5.18
Q4 2019	Argus MEH	26,000	$3.33
Q4 2019	NYMEX Roll	38,000	$0.45
Q1-Q4 2020	Argus MEH	9,000	$3.44
Q1-Q4 2020	NYMEX Roll	44,000	$0.34

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2019	243,300	$2.80	195,000	$2.64	$3.03
Q1-Q4 2020	81,409	$2.77	42,557	$2.73	$3.03

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2019	Panhandle Eastern Pipe Line	20,000	$(0.56)
Q4 2019	El Paso Natural Gas	130,000	$(1.46)
Q4 2019	Houston Ship Channel	162,500	$0.01
Q1-Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q1-Q4 2020	El Paso Natural Gas	45,000	$(0.70)
Q1-Q4 2020	Houston Ship Channel	10,000	$0.02

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2019	Ethane	1,000	$11.55
Q4 2019	Natural Gasoline	4,500	$55.93
Q4 2019	Normal Butane	4,000	$33.69
Q4 2019	Propane	8,500	$30.01
Q1-Q4 2020	Natural Gasoline	1,000	$44.84
Q1-Q4 2020	Normal Butane	1,000	$23.52
Q1-Q4 2020	Propane	4,500	$25.18

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of September 30, 2019.

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